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                                                                   Exhibit 10.18

                                   AGREEMENT

This agreement is made between United States Telecommunications, Inc. (Tel) and Joseph Thacker (Thacker).

             The Parties herein agree to the terms set forth below.

WHEREAS: Tel shall pay Thacker or his assign, One Thousand ($1,000) Dollars per month for a period of Six (6) months.

WHEREAS: Tel shall pay/repay Thacker One Hundred Fifty Thousand ($150,000) Dollars plus ten (10) percent annum interest, no later than September 10, 1999.

WHEREAS: Thacker shall cause One Hundred Fifty ($150,000) Thousand Dollars to be paid into United States Telecommunications, Inc.

WHEREAS: Tel shall, within ten (10) working days of the receipt of the aforementioned One Hundred Fifty Thousand ($150,000) Dollars, issue Four Hundred Thousand (400,000) Common Shares of stock in United States Telecommunications, Inc. to Thacker or his assign.

WHEREAS: The Parties to this Agreement agree that, Thacker shall have the option to take payment of the aforementioned One Hundred Fifty Thousand ($150,000) Dollars, or any part thereof in common shares of Tel at a price of Fifty (.50) Cents per share.

WHEREAS: FACSIMILE SIGNATURES ARE DEEMED AS ORIGINAL FOR THE PURPOSE OF THIS DOCUMENT.

Agreed to this 2nd Day of February, 1999



                                       /s/ Joseph Thacker                2-1-99
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Joseph Cillo                    Date   Joseph Thacker                      Date
Vice President
United States Telecommunications, Inc.


                                       /s/ Richard Pollara               2-1-99
                                       ----------------------------------------
                                       Richard Pollara                     Date
                                       President
                                       Authorized Officer of
                                       United States Telecommunications, Inc.